UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2014

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1330
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☒                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

The Merger

On March 31, 2014, Hilltop Holdings Inc., a Maryland corporation (“Hilltop”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Hilltop, SWS Group, Inc., a Delaware corporation (“SWS”) and Peruna LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Hilltop (“Merger Sub”), pursuant to which SWS will merge with and into Merger Sub and thereby become a wholly owned subsidiary of Hilltop (the “Merger”).  At the effective time of the Merger, each outstanding share of SWS common stock, other than shares held by Hilltop or in treasury by SWS or by stockholders who properly demand appraisal rights under Delaware law, will be converted into the right to receive 0.2496 shares of Hilltop common stock and $1.94 in cash (collectively, the “Merger Consideration”), subject to the terms and conditions of the Merger Agreement.

The Bank Merger and the Broker-Dealer Merger

The Merger Agreement provides that, immediately following the Merger, Southwest Securities, FSB a wholly-owned subsidiary of SWS, will merge with and into Hilltop’s wholly owned subsidiary PlainsCapital Bank (the “Bank Merger”), with PlainsCapital Bank as the surviving bank in the Bank Merger.  In addition, at Hilltop’s request, SWS has agreed to cooperate with Hilltop to obtain the necessary regulatory approvals to permit the merger, promptly following the Bank Merger, of Hilltop’s broker-dealer subsidiary First Southwest Company with Southwest Securities, Inc., a wholly owned broker-dealer subsidiary of SWS.

Treatment of SWS Equity Awards

Each share of SWS restricted stock granted prior to the date of the Merger Agreement will vest in full at closing, and the holders of such restricted stock will be entitled to receive the Merger Consideration on the same basis as SWS stockholders generally, less applicable withholding taxes.  As of the effective time of the Merger, each notional share of SWS common stock under SWS deferred compensation plans will be converted into a number of notional shares of Hilltop common stock equal to the sum of the portion of the Merger Consideration paid in Hilltop common stock and a number of shares of Hilltop common stock with a value that is equal to the portion of the Merger Consideration paid in cash, and, any such notional shares of Hilltop common stock held in a participant account will be subject to accelerated vesting in the event that such participant is terminated other than for cause (as defined in the Merger Agreement) following the effective time.

Closing Conditions

Closing of the Merger is subject to certain customary conditions, including, among others, majority approval by the SWS stockholders and receipt of required regulatory approvals and consents and, subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party.

Representations, Warranties and Covenants

Hilltop and SWS have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants by each of Hilltop and SWS with respect to the conduct of its business during the interim period between the execution of the Merger Agreement and the closing of the Merger.

The representations, warranties and covenants set forth in the Merger Agreement have been made only for the purposes of such agreement and were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.

Termination

The Merger Agreement contains certain termination rights for Hilltop and SWS, as the case may be, applicable upon, among other events, (i) final, non-appealable denial of a required regulatory approval, (ii) the Closing having not been completed on or prior to the first anniversary of the date of the Merger Agreement, (iii) a material breach of the Merger Agreement by the other party that cannot be cured within 30 days’ notice and would cause the closing conditions not to be satisfied, (iv) if SWS stockholders fail to approve the Merger, or (v) by Hilltop if the SWS board of directors withdraws its recommendation of the Merger to the SWS stockholders or if a governmental entity imposes a materially burdensome regulatory condition.  The Merger Agreement further provides that, in connection with the termination of the Merger Agreement under specified circumstances, including if the SWS board of directors withdraws its recommendation in favor of the Merger, SWS will be required to pay Hilltop a termination fee of $8,000,000.

A copy of the Merger Agreement is attached as Exhibit 2.1 hereto and is incorporated herein by reference.  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

Section 5 — Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 31, 2014, Hilltop’s board of directors approved Articles of Amendment to Hilltop’s charter increasing the number of shares of common stock Hilltop is authorized to issue from 100,000,000 to 125,000,000.  Hilltop filed the Articles of Amendment with the State Department of Assessments and Taxation of Maryland on April 1, 2014.  The foregoing description of the Articles of Amendment is qualified by reference to the full text of the Articles of Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Section 8 — Other Events

Item 8.01 Other Events.

On April 1, 2014, Hilltop and SWS issued a joint press release announcing the execution of the Merger Agreement.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger by and among SWS Group, Inc., Hilltop Holdings Inc. and Peruna LLC, dated as of March 31, 2014*

3.1	Articles of Amendment, dated March 31, 2014.

99.1	Press Release, dated April 1, 2014.

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Hilltop Holdings Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

Important Additional Information

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  In connection with the proposed transaction, Hilltop will file with the SEC a registration statement on Form S-4 that will include a proxy statement of SWS that also constitutes a prospectus of Hilltop and other relevant documents regarding the proposed transaction.  The definitive proxy statement/prospectus will be mailed to stockholders of SWS.  INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  You may obtain a free copy of the proxy statement/prospectus (when it becomes available) and other relevant documents filed by Hilltop with the SEC at the SEC’s website at www.sec.gov.  Copies of the documents filed by Hilltop with the SEC will be available free of charge on Hilltop’s website at www.hilltop-holdings.com or by contacting Investor Relations at 214-252-4029.

Hilltop and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  You can find information about Hilltop’s executive officers and directors in Hilltop’s most recent proxy statement, which was filed with the SEC on April 30, 2013.  Additional information regarding the interests of such persons will be included in the proxy statement/prospectus and other relevant documents filed with the SEC when they become available.  Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.  You may obtain free copies of these documents from Hilltop using the sources indicated above.

Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Hilltop’s actual results, performance or achievements to be materially different from any expected future results, performance or achievements. Forward-looking statements speak only as of the date they are made and, except as required by law, Hilltop does not assume any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the future financial and operating results, our plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that the merger with SWS does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing that are not received or satisfied on a timely basis or at all; (ii) changes in Hilltop’s stock price before closing, including as a result of SWS’s earnings, broader market movements, and the performance of financial companies and peer group companies; (iii) risks associated with merger and acquisition integration; (iv) our ability to estimate loan losses; (v) changes in the default rate of our loans; (vi) risks associated with concentration in real estate related loans; (vii) our ability to obtain reimbursements for losses on acquired loans under loss-share agreements with the Federal Deposit Insurance Corporation; (viii) changes in general economic, market and business conditions in areas or markets where we compete; (ix) severe catastrophic events in our geographic area; (x) changes in the interest rate environment; (xi) cost and availability of capital; (xii) changes in state and federal laws, regulations or policies affecting one or more of our business segments, including changes in regulatory fees, deposit insurance premiums, capital requirements and the Dodd-Frank Wall Street Reform and Consumer Protection Act; (xiii) our ability to use net operating loss carry forwards to reduce future tax payments; (xiv) approval of new, or changes in, accounting policies and practices; (xv) changes in key management; (xvi) competition in our banking, mortgage origination, financial advisory and insurance segments from other banks and financial institutions, as well as insurance companies, mortgage bankers, investment banking and financial advisory firms, asset-based non-bank lenders and government agencies; (xvii) failure of our insurance segment reinsurers to pay obligations under reinsurance contracts; (xviii) our ability to use excess cash in an effective manner, including the execution of successful acquisitions; and (xix) our participation in governmental programs, including the Small Business Lending Fund. For more information, see the risk factors described in the Annual Report on Form 10-K for the year ended December 31, 2013 and other reports filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLTOP HOLDINGS INC.,
a Maryland corporation

Date: April 1, 2014	By:	/s/ COREY G. PRESTIDGE
	Name:	Corey G. Prestidge
	Title:	General Counsel & Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger by and among SWS Group, Inc., Hilltop Holdings Inc. and Peruna LLC, dated as of March 31, 2014*

3.1	Articles of Amendment, dated March 31, 2014.

99.1	Press Release, dated April 1, 2014.

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Hilltop Holdings Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.